NVIT Small Cap Value Fund
(formerly, NVIT Multi-Manager Small Cap Value Fund)
Summary Prospectus April 30, 2026

Class I / Class II / Class IV

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT Small Cap Value Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares
Management Fees	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.11%	1.36%	1.11%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.06%	1.31%	1.06%
(1)  Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.91% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers
NSP-MM-SCV (4/26)
Summary Prospectus April 30, 2026

NVIT Small Cap Value Fund

that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$108	$348	$607	$1,347
Class II Shares	133	426	740	1,631
Class IV Shares	108	348	607	1,347
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.49% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. For these purposes, small-cap companies are those with market capitalizations within the range of the Russell 2000 Index. The Fund invests primarily in value stocks, which are stocks that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the Russell 2000 Value Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitoring process if, for example, a security or sector weight exceeds a relevant guideline.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Summary Prospectus April 30, 2026

NVIT Small Cap Value Fund

Selection risk – the risk that the securities selected by the Fund’s subadvisers will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
REIT and real estate securities risk – involves the risks that are associated with investing in real estate, including (1) possible declines in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds; (4) changes in interest rates; (5) unexpected vacancies of properties; (6) environmental problems; and (7) the relative lack of liquidity associated with investments in real estate. In addition, REITs are subject to other risks related specifically to their structure and focus: (a) dependency on management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) the possibility of failing to qualify for special tax treatment; (i) duplicative fees; and (j) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs whose underlying properties are concentrated in a particular industry or geographic region also are subject to risks affecting such industries and regions.
 REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Model and data risk – the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models depends heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted
Summary Prospectus April 30, 2026

NVIT Small Cap Value Fund

correctly, “model prices” will often differ substantially from market prices.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

Highest Quarter:	32.16%	–	4Q 2020
Lowest Quarter:	-36.11%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	2.17%	8.01%	7.69%
Class II Shares	1.87%	7.71%	7.41%
Class IV Shares	2.16%	7.99%	7.69%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees or expenses)	12.59%	8.88%	9.27%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadvisers
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2019
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2019
Summary Prospectus April 30, 2026

NVIT Small Cap Value Fund

Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 30, 2026

NVIT Small Cap Value Fund

THIS PAGE INTENTIONALLY LEFT BLANK
Summary Prospectus April 30, 2026

NVIT Small Cap Value Fund